UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)      June 3, 2021

COMSOVEREIGN HOLDING CORP.

(Exact name of registrant as specified in charter)

Nevada	333-150332	46-5538504
(State or other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

5000 Quorum Drive, Suite 400 Dallas, TX	75254
(Address of Principal Executive Offices)	(zip code)

(904) 834-4400

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.0001 per share	COMS	The Nasdaq Stock Market LLC

Warrants to purchase Common Stock	COMSW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01. Completion of Acquisition or Disposition of Assets.

On June 3, 2021 (the “Closing Date”), COMSovereign Holding Corp. (“we,” “us,” or “our company”)  completed the acquisition (the “Acquisition”) of Innovation Digital, LLC, a California limited liability company (“Innovation Digital”), pursuant to an Agreement and Plan of Merger and Reorganization dated as of June 3, 2021 (the “Merger Agreement”) among our company and our wholly-owned subsidiary, CHC Merger Sub V, LLC, Innovation Digital and Dr. Scott R. Velazquez (“Velazquez”).

In accordance with the terms of the Merger Agreement, on the Closing Date, we acquired all of the issued and outstanding membership units of Innovation Digital in exchange for (i) $1,000,000 in cash, (ii) 3,165,322 shares of our common stock, par value $0.0001 per share, and (iii) a convertible promissory note in the principal amount of $600,000 (the “Convertible Note”). The value of the shares of our common stock issued at closing, which for purposes of the Merger Agreement has been determined to be $2.35 per share, will be the maximum amount available for satisfying any post-closing indemnification claims of Velazquez, as the former sole member of Innovation Digital, under the Merger Agreement, which amount can be paid at the election of Velazquez in cash, as an offset against the Convertible Note or in shares of our common stock as so valued. We have agreed to file a registration statement under the Securities Act of 1933, as amended (the “Securities Act”), to register the resale of the shares of common stock issued at closing within 90 days of the Closing Date.

The Convertible Note bears interest at the rate of 5% per annum, matures on June 3, 2022 and is convertible into shares of our common stock commencing on December 3, 2021 at an initial conversion price of $2.35 per share; provided, however, that on the maturity date, the holder may (i) demand payment of the entire outstanding principal balance and all unpaid accrued interest under Convertible Note or (ii) continue to hold the Convertible Note, in which case the Convertible Note shall thereafter accrue interest at the rate of 10% per annum, compounded annually, until such time as (x) the holder makes a demand of payment and the Convertible Note is repaid in full; or (y) the Convertible Note is converted in full. If the Note is converted into shares of our common stock after the maturity date of the Note, the conversion price will be the closing price of our common stock on the date the conversion notice is provided to us. Notwithstanding the foregoing, we have the right to prepay the Convertible Note at any time on and after December 3, 2021 and prior to the maturity date without notice and on 15 days prior notice on or after the maturity date.

Innovation Digital is a premier developer of "beyond state-of-the-art" mixed analog/digital signal processing solutions, intellectual property (IP) licensing, design and consulting services. Its signal processing techniques and intellectual property have significantly enhanced the bandwidth and accuracy of radio frequency (RF) transceiver systems and have provided enabling technologies in the fields of communications and RADAR systems, signals intelligence (SIGINT) and electronic warfare (EW), test and measurement systems, and semiconductor devices. Its customers include many large U.S. defense contractors, such as General Dynamics, Raytheon, L3Harris and various U.S. Department of Defense agencies, including The Naval Surface Warfare Center, the Missile Defense Agency, the Air Force Research Laboratory and the Defense Advanced Research Projects Agency (DARPA). We believe Innovation Digital’s valuable intellectual property and expertise will further advance the performance capabilities of our company's entire range of next-gen radio products, and that it will enable our radios to set a new standard for throughput and efficiency.

In connection with the closing of the Acquisition, on the Closing Date, we entered into an employment agreement with Dr. Velazquez, Innovation Digital’s chief executive officer, to serve as our Chief Research Officer. Pursuant to such employment agreement, we will pay Dr. Velazquez a base salary in the amount of $300,000. In addition, Dr. Velazquez is also eligible to receive an employee incentive stock option grant each year during the term, as determined by the Compensation Committee of our board of directors, with a strike price equal to that of the other corporate officers and directors under that current year’s approved option grants. Dr. Velazquez will be entitled to severance in the event we terminate his employment without Cause (as defined in the employment agreement) or he resigns from his employment for Good Reason (as defined in the employment agreement). The severance amount for Dr. Velazquez would be (i) his pro rata base salary through the date of termination, (ii) a severance amount equal to six months’ salary if such termination is effected within the first year and (iii) a severance amount equal to 12 months’ salary if such termination occurs thereafter.

The information provided under this Item 2.01 is a summary of certain portions of the Merger Agreement, the Convertible Note and the employment agreement of Dr. Velazquez and does not purport to be a complete description and is subject to, and qualified in its entirety by, the text of the Merger Agreement, the Convertible Note and the employment agreement of Dr. Velazquez, copies of which are attached as Exhibits 10.1, 10.2 and 10.3 to this Current Report on Form 8-K and are incorporated by reference thereto.

Item 3.02 Unregistered Sale of Equity Securities.

In connection with the transactions contemplated by the Merger Agreement, on the Closing Date, we issued an aggregate of 3,165,322 shares of our common stock and the Convertible Note to the former member of Innovation Digital. The information required to be reported under this Item with respect to such sale is incorporated by reference to Item 2.01 of this Current Report on Form 8-K.

The shares of common stock and the Convertible Note issued pursuant to the Exchange Agreement were issued in a transaction exempt from registration under the Securities Act in reliance on Section 4(a)(2) thereof and Rule 506 of Regulation D thereunder. The recipient of our shares of common stock and the Convertible Note has represented that he was an “accredited investor,” as defined in Regulation D, and was acquiring the securities described herein for investment only and not with a view towards, or for resale in connection with, the public sale or distribution thereof. Accordingly, such shares of common stock and the Convertible Note have not been registered under the Securities Act and may not be offered or sold in the United States absent registration or an exemption from registration under the Securities Act and any applicable state securities laws.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are filed with this Current Report on Form 8-K:

Exhibit Number	Description

10.1*	Agreement and Plan of Merger and Reorganization, dated as of June 3, 2021, among the COMSovereign Holding Corp., CHC Merger Sub V, LLC, Innovation Digital, LLC and Scott R. Velazquez.

10.2	Convertible Promissory Note dated June 3, 2021 of COMSoverign Holding Corp. to Scott R Velazquez.

10.3	Employment Agreement dated as of June 3, 2021 between Scott R. Velazquez and COMSovereign Holding Corp.

*	Schedules, exhibits and similar supporting attachments or agreements to the Merger Agreement are omitted pursuant to Item 601(b)(2) of Regulation S-K. We agree to furnish a supplemental copy of any omitted schedule or similar attachment to the Securities and Exchange Commission upon request.

Cautionary Note Regarding Forward-Looking Statements

The information in this Current Report on Form 8-K, including Exhibit 99.1, may contain “forward looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended. Certain statements furnished pursuant to this Item 8.01 and the accompanying Exhibit 99.1 are not historical facts are forward-looking statements that reflect management’s current expectations, assumptions, and estimates of future performance and economic conditions, and involve risks and uncertainties that could cause actual results to differ materially from those anticipated by the statements made herein. Forward-looking statements are generally identifiable by the use of forward-looking terminology such as “believe,” “expect,” “may,” “will,” “should,” “could,” “continue,” “anticipate” “optimistic,” “forecast” “intend,” “estimate,” “preliminary,” “project,” “seek,” “plan,” “looks to,” “on condition,” “target,” “potential,” “guidance,” “outlook” or “trend,” or other comparable terminology, or by a general discussion of strategy or goals or other future events, circumstances, or effects. Such statements include, but are not limited to, statements about our plans, objectives, expectations, intentions, estimates and strategies for the future, and other statements that are not historical facts. These forward-looking statements are based on our current objectives, beliefs and expectations, and they are subject to significant risks and uncertainties that may cause actual results and financial position and timing of certain events to differ materially from the information in the forward-looking statements. These risks and uncertainties include, but are not limited to, those set forth in our Annual Report on Form 10-K for the year ended December 31, 2020 (particularly in Part I, Item 1A. Risk Factors and Part II, Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations) and in our Quarterly Report on Form 10-Q for the quarter ended March 31, 2021, and other risks and uncertainties listed from time to time in our other filings with the SEC. There may be other factors of which the Company is not currently aware that may affect matters discussed in the forward-looking statements and may also cause actual results to differ materially from those discussed. In addition, there is uncertainty about the spread of the COVID-19 virus and the impact it may have on our operations, the demand for our products or services, global supply chains and economic activity in general. We do not assume any obligation to publicly update or supplement any forward-looking statement to reflect actual results, changes in assumptions or changes in other factors affecting these forward-looking statements other than as required by law. Any forward-looking statements speak only as of the date hereof or as of the dates indicated in the statement. Further information relating to factors that may impact our results and forward-looking statements are disclosed in our filings with the SEC. The forward-looking statements contained in this report are made as of the date of this report, and we disclaim any intention or obligation, other than imposed by law, to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 8, 2021	COMSovereign Holding Corp.

	By:	/s/ Daniel L. Hodges
Daniel L. Hodges
Chief Executive Officer

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